U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 28, 2006
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-14245	94-3285362

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01   Entry into a Material Definitive Agreement
     On September 28, 2006, the board of directors of our general partner, AMB Property Corporation, approved and adopted (i) the AMB 2005 Nonqualified Deferred Compensation Plan, (ii) an amendment and restatement to our Amended and Restated 2002 Nonqualified Deferred Compensation Plan and (iii) an amendment and restatement of the Change of Control and Noncompetition Agreements between us and our general partner’s executive officers.
     Pursuant to the newly adopted AMB 2005 Nonqualified Deferred Compensation Plan, certain eligible employees and non-employee directors of us, our general partner and our participating subsidiaries may elect to defer portions of their eligible compensation, such as annual salary, bonus, restricted stock and directors’ fees, earned or vested on or after January 1, 2005. The terms of the AMB 2005 Nonqualified Deferred Compensation Plan are materially similar to the terms of the Amended and Restated 2002 Nonqualified Deferred Compensation Plan except for changes necessary to comply with Section 409A of the Internal Revenue Code and the related rules, regulations and guidance issued by the Treasury Department and the Internal Revenue Service to date. Amounts deferred under the Amended and Restated 2002 Nonqualified Deferred Compensation Plan but not vested as of December 31, 2004 were automatically transferred to the AMB 2005 Nonqualified Deferred Compensation Plan.
     In accordance with an exemption permitted under Section 409A of the Internal Revenue Code and the related rules, regulations and guidance issued by the Department of Treasury and Internal Revenue Service, the board of directors of our general partner amended and restated the Amended and Restated 2002 Nonqualified Deferred Compensation Plan to provide that the plan will only be maintained with respect to deferrals for compensation amounts and investment credits on such amounts earned and vested on or prior to December 31, 2004. The amendment and restatement to the Amended and Restated 2002 Nonqualified Deferred Compensation Plan was adopted to confirm the grandfathered status of this plan under Section 409A of the Internal Revenue Code.
     The amendment and restatement of our Change of Control and Noncompetition Agreements, amends the former agreements, among other things, to (a) modify the definition of a change in control event under the agreements, (b) conform the provisions regarding healthcare benefits provided pursuant to the agreements upon certain terminations following a change of control event to include reimbursement for amounts received under the Consolidated Omnibus Budget Reconciliation Act of 1985, if such executive elects to receive such healthcare coverage, (c) specify the amount to be received in lieu of the matching contributions otherwise made by AMB Property, L.P. with respect to the maximum allowable 401(k) matching or profit contributions, and (d) include a provision interpreting the agreement consistent with Section 409A of the Code.
     The AMB 2005 Nonqualified Deferred Compensation Plan, Amended and Restated 2002 Nonqualified Deferred Compensation Plan and form of Amended and Restated Change of Control and Noncompetition Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits
     (d)   Exhibits
10.1	AMB 2005 Nonqualified Deferred Compensation Plan
10.2	Amended and Restated 2002 Nonqualified Deferred Compensation Plan
10.3	Form of Amended and Restated Change of Control and Noncompetition Agreement by and between AMB Property, L.P. and executive officers

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant) By AMB Property Corporation , its general partner
Date: October 4, 2006	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	AMB 2005 Nonqualified Deferred Compensation Plan

10.2	Amended and Restated 2002 Nonqualified Deferred Compensation Plan

10.3	Form of Amended and Restated Change of Control and Noncompetition Agreement by and between AMB Property, L.P. and executive officers